UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 23, 2022

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 5328

Madison, Wisconsin 53705-0328

(Address of principal executive offices and zip code)

(800)-438-7394

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
2.00% Senior Notes Due 2031	JDCC 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 2.02 and 8.01Results of Operations and Financial Condition and Other Events.

The following is disclosed on behalf of the company’s financial services subsidiary, John Deere Capital Corporation (JDCC), in connection with the disclosure requirements applicable to its periodic issuance of debt securities in the public market.

	Fourth Quarter			Full Year
$ in millions	2022	2021	% Change	2022	2021	% Change
Revenue	$776	$673	15%	$2,759	$2,688	3%
Net income	$184	$181	2%	$704	$711	-1%
Ending portfolio balance				$47,228	$41,488	14%

Net income for the fourth quarter of fiscal 2022 was higher than in the previous fourth quarter primarily due to income earned on higher average portfolio balances, partially offset by less-favorable financing spreads. Full-year 2022 net income moved lower than 2021 due to less-favorable financing spreads, a higher provision for credit losses, higher SA&G expenses, and unfavorable discrete income-tax adjustments. These factors were partially offset by income earned on a higher average portfolio.

Items 2.02 and 7.01Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith).

Deere & Company’s press release dated November 23, 2022 concerning Fourth Quarter of Fiscal 2022 financial results and supplemental financial information (Exhibit 99.1), the schedules of Deere & Company Other Financial Information (Exhibit 99.2), and Fourth Quarter 2022 Earnings Conference Call Information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated November 23, 2022, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent John Deere Capital Corporation specifically incorporates the information by reference.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Number	Description of Exhibit

99.1

Press release and supplemental financial information of Deere & Company (incorporated by reference from Exhibit 99.1 to Deere & Company’s Current Report on Form 8-K dated November 23, 2022, file number (1-4121)). (Furnished herewith)

99.2

Other Financial Information of Deere & Company (incorporated by reference from Exhibit 99.2 to Deere & Company’s Current Report on Form 8-K dated November 23, 2022, file number (1-4121)). (Furnished herewith)

99.3

Fourth Quarter 2022 Earnings Conference Call Information of Deere & Company (incorporated by reference from Exhibit 99.3 to Deere & Company’s Current Report on Form 8-K dated November 23, 2022, file number (1-4121)). (Furnished herewith)

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Edward R. Berk
Edward R. Berk Secretary
Dated: November 23, 2022

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